Exhibit 10.40

SECOND AMENDMENT TO PROMISSORY NOTE

This SECOND AMENDMENT TO PROMISSORY NOTE (this “Agreement”) is entered into as of this 28th day of September, 2011 by and among GCT SEMICONDUCTOR, INC., a Delaware corporation (the “Company”) and Kyeong Ho Lee (the “Lender”), the parties to that certain promissory note (the “Note”) dated as of December 15, 2003 between the Company and the Lender.

RECITALS

WHEREAS, pursuant to the terms of the Note, the outstanding principal amount of the Note and any accrued interest thereon has a maturity date of December 15, 2005 (the “Maturity Date”) as set forth therein; and

WHEREAS, the Company and the Lender amended the Note pursuant to the September 29, 2004 Amendment (the “First Amendment”) and hereby desire to amend the Note again as set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained herein, the Company and the Lender, intending to be legally bound hereby agree:

1.    Maturity Date of Note. Notwithstanding anything in the Note and the First Amendment, the Maturity Date of the Note shall be March 31, 2013.

2.    Other Provisions Intact. Except as set forth in this Agreement, all the terms and provisions of the Note not otherwise altered or eliminated by this Agreement shall remain unchanged, unmodified, and in full force and effect, and the Note shall be read together and construed in accordance with the terms of this Agreement.

3.    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Lender have executed this Second Amendment to Promissory Note to be effective as of the day and year first above written.

BORROWER:

GCT Semiconductor, Inc.,
a Delaware Corporation

By;	/s/ Gene Kulzer
Name:	Gene Kulzer
Title:	Chief Financial and Administrative Officer

LENDER:

By:	/s/ Kyeong Ho Lee
Kyeong Ho Lee